Summary ProspectusOctober 1, 2010

T. Rowe Price Personal Strategy Growth Fund—TRSGX

Before you invest, you may want to review the fund`s prospectus, which contains more information about the fund and its risks. You can find the fund`s prospectus and other information about the fund online at troweprice.com/prospectusesandreports. You can also get this information at no cost by calling 1-800-638-5660 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund`s prospectus, dated October 1, 2010, and Statement of Additional Information, dated October 1, 2010.

Investment Objective

The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.60%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.25%
Acquired fund fees and expenses	0.06%
Total annual fund operating expenses	0.91%
Fee waiver/expense reimbursement	0.06%b
Total annual fund operating expenses after fee waiver/expense reimbursement	0.85%c

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

bT. Rowe Price Associates, Inc. is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset any acquired fund fees and expenses related to investments in other T. Rowe Price mutual funds. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price mutual funds. The T. Rowe Price funds would be required to seek regulatory approval in order to terminate this arrangement.

cThe figure shown under "Total annual fund operating expenses after fee waiver/expense reimbursement" does not match the "Ratio of expenses to average net assets" shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$87	$271	$471	$1,049

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 44.1% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund pursues its objective by investing in a diversified portfolio typically consisting of approximately 80% stocks and 20% bonds and money market securities. Domestic stocks are drawn from the overall U.S. market. International stocks are selected primarily from large companies in developed markets but may also include investments in emerging markets. Bonds, which can include foreign issues, are primarily investment grade (i.e., assigned one of the four highest credit ratings) and are chosen across the entire government, corporate, and mortgage-backed bond markets. Maturities reflect the manager`s outlook for interest rates.

T. Rowe Price may decide to overweight or underweight a particular asset class based on our outlook for the economy and financial markets. Under normal conditions, the fund`s allocation to the broad asset classes will be within the following ranges: stocks (70-90%) and bonds and money markets (10-30%). When deciding upon allocations within these prescribed limits, we may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. When strong economic growth is expected, we may favor stocks. And when selecting particular stocks, we will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small- to large-cap stocks. This process draws heavily upon T. Rowe Price`s proprietary stock research expertise. While the fund maintains a well-diversified portfolio, its portfolio manager may at a particular time shift stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential.

Much the same security selection process applies to bonds. For example, when deciding whether to adjust allocations to high yield (junk) bonds, we weigh such factors as the outlook for the economy and corporate earnings, as well as the yield advantage that lower-rated bonds may offer over investment-grade bonds.

In keeping with the fund`s objective, it may also use futures, options, and swaps. Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The fund has some exposure to the risks of investing in bonds and money market securities, but stock investing presents greater risks for the fund. The principal risks of investing in this fund are summarized as follows:

Asset allocation risk  The fund`s allocations to the various asset classes and market sectors could cause the fund to underperform other funds with a similar investment objective.

Risks of stock investing  Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Risks of bond and money market investing  Bonds and money market securities have three main sources of risk. Interest rate risk is the risk that a rise in interest rates will cause the price of a debt security held by the fund to fall. Securities with longer maturities typically suffer greater declines than those with shorter maturities. Mortgage-backed securities can react somewhat differently to interest rate changes because falling rates can cause losses of principal due to increased mortgage prepayments and rising rates can lead to decreased prepayments and greater volatility. Credit risk is the risk that an issuer of a debt security will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. This risk is increased when a security is downgraded or the perceived creditworthiness of the issuer deteriorates. Liquidity risk is the risk that a fund may not be able to sell a security in a timely manner at a desired price.

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Because the fund maintains some exposure to bonds, during upswings in the stock market the fund`s returns could lag the performance of the overall stock market and funds that invest substantially all of their assets in stocks.

Foreign investing risk  This is the risk that the fund`s investments in foreign securities may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses resulting from leverage. The use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

The fund`s return for the six months ended 6/30/10 was -5.75%.

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Personal Strategy Growth Fund
Returns before taxes	37.47%	2.60%	3.84%
Returns after taxes on distributions	37.09	1.88	3.12
Returns after taxes on distributions and sale of fund shares	24.68	2.16	3.10
Morningstar Moderately Aggressive Target Risk Indexa	27.55	4.00	3.79
Combined Index Portfoliob	26.07	2.43	1.57
Lipper Mixed-Asset Target Allocation Growth Funds Index	26.23	2.73	3.61

aDue to the discontinuation of the Merrill Lynch-Wilshire Capital Market Index in July 2009, it has been replaced with the Morningstar Moderately Aggressive Target Risk Index.

bCombined Index Portfolio is an unmanaged portfolio composed of 80% stocks (68%-64% Wilshire 5000 Index and 12%-16% MSCI EAFE Index) and 20% bonds (Barclays Capital U.S. Aggregate Index) through 6/30/08. From 7/1/08, the portfolio is composed of 80% stocks (64% Russell 3000 Index and 16% MSCI All-Country World Ex-USA Index) and 20% bonds (Barclays Capital U.S. Aggregate Index). The indices and percentages may vary over time.

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

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Portfolio Manager  Edmund M. Notzon III is Chairman of the fund`s Investment Advisory Committee. Mr. Notzon has been chairman of the committee since 1998 and he joined T. Rowe Price in 1989.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an individual retirement account, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s website for more information on these payments.

F103-045 10/1/10

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202